UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2019

ORBITAL TRACKING CORP.

(Exact name of the registrant as specified in its charter)

Nevada	00-25097	65-0783722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18851 N.E. 29th Ave., Suite 700, Aventura, FL 33180

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (305) 560-5355

N/A

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 12, 2019, following the approval on July 12, 2019 of the board of directors (the “Board”) of Orbital Tracking Corp. (the “Company”) and a majority of the shareholders of the Series E preferred stock, the Company filed a Certificate of Amendment to Certificate of Designations (the “Series E Certificate”) for the Company’s Series E preferred stock. The Series E Certificate had the effect of authorizing the Company’s Board to require the conversion of the Series E preferred stock into common stock of the Company at the then-applicable conversion ratio, without the approval of any holders of Series E preferred stock.

Also on July 12, 2019, following the approval on July 12, 2019 of the Company’s Board and a majority of the shareholders of the Series I preferred stock, the Company filed a Certificate of Amendment to Certificate of Designations (the “Series I Certificate”) for the Company’s Series I preferred stock. The Series I Certificate had the effect of authorizing the Company’s Board to require the conversion of the Series I preferred stock into common stock of the Company at the then-applicable conversion ratio, without the approval of any holders of Series I preferred stock.

Also on July 12, 2019, following the approval on July 12, 2019 of the Company’s Board and a majority of the shareholders of the Series L preferred stock, the Company filed a Certificate of Amendment to Certificate of Designations (the “Series L Certificate”) for the Company’s Series L preferred stock. The Series L Certificate had the effect of authorizing the Company’s Board to require the conversion of the Series L preferred stock into common stock of the Company at the then-applicable conversion ratio, without the approval of any holders of Series L preferred stock.

The foregoing description of the Series E Certificate, the Series I Certificate and the Series L Certificate is qualified in its entirety by reference to the Series E Certificate, Series I Certificate and the Series L Certificate, which are filed as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Designations for Series E Preferred Stock.
3.2	Certificate of Amendment to Certificate of Designations for Series I Preferred Stock.
3.3	Certificate of Amendment to Certificate of Designations for Series L Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

ORBITAL TRACKING CORP.

Date: July 23, 2019	By:	/s/ David Phipps
David Phipps
President and Chief Executive Officer